Supplement dated July 21, 2022
to the Thrivent Core Funds Statement of Additional Information dated February 28, 2022
Shareholders of Thrivent Core Funds (the “Trust”) elected the following individuals to the Board of Trustees of the Trust at a shareholder meeting held on July 20, 2022: Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie, and Constance L. Souders.
Please include this Supplement with your Statement of Additional Information.